                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-24047) pertaining to the Keystone Automotive Industries, Inc. 1996 Employee Stock Incentive Plan of our report dated May 23, 1997, with respect to the consolidated financial statements of Keystone Automotive Industries, Inc. included in the Annual Report (Form 10-K) for the year ended March 28, 1997.

                                          Ernst & Young LLP

Los Angeles, California
June 19, 1997